________________________________________________________________________________


                            de Leon INTERNET 100 FUND

________________________________________________________________________________

                       a series of the de Leon Funds Trust






                               Annual Report 2000


                           FOR THE YEAR ENDED JUNE 30




                               INVESTMENT ADVISOR
                       de Leon Capital Management, L.L.C.
                                  354 Broadway
                            New York, New York 10013
                                 1-877-655-1110


                            de Leon INTERNET 100 FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about the de Leon INTERNET 100 FUND, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Dear Shareholders,

The past six months have been an extremely volatile period for technology and Internet stocks and the de Leon Internet 100 fund. Prior to March 10th, the peak of the NASDAQ market, Internet stocks raced to new highs on almost a daily basis as euphoria seemed to overtake reason in the marketplace. Certain Internet stocks rose to valuations that could not be justified by even the most optimistic projections. There was little distinction between those high quality companies with leadership positions, solid business models and clear paths to profitability, and those companies with questionable business models and little hope of ever generating a profit. After March 10th, investor psychology reversed and dot-com became a dirty word. All Internet stocks were punished regardless of their investment merit and fundamental outlook.

Performance for the fund followed the same trajectory, with the fund up 29.28% from January 1, 2000 through March 9, 2000 only to correct with the rest of the market and end up with a loss of -28.03% for the entire six month period from January 1, 2000 through June 30, 2000. Holdings within each Internet sub-sector were affected from business-to-business e-commerce plays to software infrastructure holdings. Many holdings suffered despite exceeding expectations with triple digit revenue growth and announcements that they will likely reach profitability sooner than expected. In fact over 95% of our holdings met or beat earnings expectations for the latest quarter.

Holdings across just about every Internet sub-sector exceeded expectations, indicating that the fundamental outlook for most Internet leaders is as positive as ever despite weakness in the stock market. In other words, the recent correction has been more of a market event than a reflection of weakening fundamentals for our holdings. For example, Ariba, a provider of business-to-business solutions, blew through consensus estimates, achieving 578% year/year revenue growth and 101% growth from the previous quarter. Future revenue and earnings estimates were raised substantially. Juniper Networks, a provider of Internet infrastructure equipment reported earnings-per-share of $0.08 which doubled expectations of $0.04/share. Revenues increased 77% from the previous quarter and 542% year/year due to strong demand across all their product lines. Internet bellwether Yahoo reported revenues that were up 18% from the previous quarter and 110% over last year's figure. Earnings-per-share of $0.12 were two cents better than expected. Total advertising clients increased from the previous quarter as did average revenue per advertiser despite worries over the effects of the dot-com shakeout on advertising revenues. These are just a few examples of the numerous holdings within the fund with excellent fundamentals that continue to exceed expectations.

We believe the massive shakeout within the Internet sector is actually a major positive for the holdings within the de Leon Internet 100 Fund for several reasons. Our approach focuses on the 100 most valuable Internet companies based on market capitalization. Typically these are the Internet leaders that dominate their industries. They are typically thought of as core holdings because there size, resources, management and access to capital give them advantages that smaller companies don't enjoy. The recent Internet shakeout has increased their competitive advantage even more by reducing competition as weaker players struggle to survive and by making it more difficult for potential competitors to raise start-up capital.

In sum, although the dot-com shakeout has affected short-term performance of the fund, we believe it has actually strengthened the competitive positioning of our holdings. We also believe investors will pay a premium for stocks within the fund as they begin to differentiate for the first time among those companies that will ultimately generate high levels of profitability and the weaker companies that have little hope of ever generating a profit. We believe the combination of improving fundamentals for our holdings, and the prospect of higher valuations as sentiment improves bodes well for future performance of the de Leon Internet 100 fund.

Sincerely,

/s/ Paul de Leon

Paul de Leon
                                     de Leon
                                INTERNET 100 FUND

                     Performance Update - $10,000 Investment
             For the period from September 8, 1999 (Commencement of
                          Operations) to June 30, 2000


--------------------------------------------------------------------------------
                     de Leon            S&P 500 Total         NASDAQ 100
                Internet 100 Fund       Return Index          Stock Index
--------------------------------------------------------------------------------

09/08/99            $10,000               $10,000               $10,000
09/30/99             10,400                 9,550                 9,810
10/31/99             11,340                10,154                10,745
11/30/99             14,040                10,360                12,087
12/31/99             18,340                10,971                15,108
01/31/00             17,380                10,419                14,547
02/29/00             21,180                10,222                17,387
03/31/00             17,520                11,222                17,921
04/30/00             13,370                10,885                15,376
05/31/00             10,830                10,661                13,546
06/30/00             13,200                10,924                15,338


This graph depicts the performance of the de Leon Internet 100 Fund versus the S&P 500 Total Return Index and the NASDAQ 100 Stock Index. It is important to note that the de Leon Internet 100 Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                             Cumulative Total Return

                         -----------------------------
                               Since Commencement
                            Of Operations (09/08/99)
                         -----------------------------
                                     32.00%
                         -----------------------------


>>   The graph  assumes an  initial  $10,000  investment  at  September  8, 1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At June 30, 2000, the value of the de Leon Internet 100 Fund would have increased to $13,200 - a cumulative total investment return of 32.00% since September 8, 1999.

>> At June 30, 2000, the value of similar investments in the S&P 500 Total Return Index would have grown to $10,924 - a cumulative total investment return of 9.24%; and in the NASDAQ 100 Stock Index would have grown to $15,338 - a cumulative total investment return of 53.38%, since September 8, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                      de Leon INTERNET 100 FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.38%

       Computers - 2.65%
         (a)Redback Networks Inc. ....................................................                    400             $   71,200
                                                                                                                          ----------

       Computer Software & Services - 85.11%
         (a)724 Solutions Inc. .......................................................                    180                  7,898
         (a)Agile Software Corporation ...............................................                    220                 15,551
         (a)Akamai Technologies, Inc. ................................................                    430                 51,056
         (a)Alteon Websystems, Inc. ..................................................                    200                 20,012
         (a)Amazon.com, Inc. .........................................................                  1,530                 55,558
         (a)America Online, Inc. .....................................................                  1,980                104,445
         (a)Ariba, Inc. ..............................................................                    920                 90,203
         (a)Art Technology Group, Inc. ...............................................                    300                 30,281
         (a)Ask Jeeves, Inc. .........................................................                    160                  2,890
         (a)At Home Corporation ......................................................                  1,690                 35,067
         (a)BroadVision, Inc. ........................................................                  1,090                 55,386
         (a)CacheFlow Inc. ...........................................................                    170                 10,466
         (a)Check Point Software Technologies Ltd. ...................................                    350                 74,287
         (a)CheckFree Holdings Corporation ...........................................                    250                 12,891
         (a)chinadotcom corporation ..................................................                    410                  8,379
         (a)CMGI Inc. ................................................................                  1,320                 60,473
         (a)CNET Networks, Inc. ......................................................                    400                  9,825
         (a)Commerce One, Inc. .......................................................                    700                 31,773
         (a)Covad Communications Group, Inc. .........................................                    690                 11,126
         (a)Critical Path, Inc. ......................................................                    260                 15,161
         (a)Digex, Inc. ..............................................................                    360                 24,458
         (a)Digital Island ...........................................................                    300                 14,588
         (a)DoubleClick Inc. .........................................................                    520                 19,825
         (a)EarthLink, Inc. ..........................................................                    560                  8,645
         (a)eBay Inc. ................................................................                  1,200                 65,175
         (a)Engage, Inc. .............................................................                    480                  6,210
         (a)Entrust Technologies Inc. ................................................                    280                 23,170
         (a)eSPEED, Inc. .............................................................                    260                 11,294
         (a)Exodus Communications, Inc. ..............................................                  1,700                 78,413
         (a)E.piphany, Inc. ..........................................................                    160                 17,150
         (a)FreeMarkets, Inc. ........................................................                    160                  7,590
         (a)Go2Net, Inc. .............................................................                    155                  7,798
         (a)GoTo.com, Inc. ...........................................................                    240                  3,675
         (a)Healtheon/WebMD Corporation ..............................................                    810                 11,998
         (a)HomeStore.com, Inc. ......................................................                    370                 10,799
         (a)i2 Technologies, Inc. ....................................................                    700                 72,986
         (a)InfoSpace, Inc. ..........................................................                  1,010                 55,803


                                                                                                                         (Continued)

                                                      de Leon INTERNET 100 FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Computer Software & Services - (Continued)
         (a)Inktomi Corporation ....................................................                     520              $   61,490
         (a)Internap Network Services Corporation ..................................                     600                  24,909
         (a)Internet Capital Group, Inc. ...........................................                   1,250                  46,269
         (a)Internet Initiative Japan Inc. .........................................                     220                  13,035
         (a)Intertrust Technologies Corporation ....................................                     350                   7,197
         (a)Interwoven, Inc. .......................................................                     140                  15,398
         (a)ISS Group, Inc. ........................................................                     210                  20,734
         (a)iXL Enterprises, Inc. ..................................................                     320                   4,640
         (a)Juniper Networks, Inc. .................................................                     740                 107,716
         (a)Kana Communications, Inc. ..............................................                     280                  17,325
         (a)Keynote Systems, Inc. ..................................................                     150                  10,584
         (a)Korea Thrunet Co., Ltd. ................................................                     300                   4,200
         (a)Liberate Technologies, Inc. ............................................                     380                  11,139
         (a)LookSmart, Ltd. ........................................................                     430                   7,955
         (a)Lycos, Inc. ............................................................                     540                  29,160
         (a)Macromedia, Inc. .......................................................                     230                  22,238
         (a)MarchFirst, Inc. .......................................................                     666                  12,155
         (a)McAfee.com Corporation .................................................                     200                   5,213
         (a)NaviSite, Inc. .........................................................                     260                  10,871
         (a)NBC Internet, Inc. .....................................................                     310                   3,875
         (a)NEXTLINK Communications, Inc. ..........................................                     321                  12,178
         (a)NorthPoint Communications Group, Inc. ..................................                     610                   6,824
         (a)Phone.com, Inc. ........................................................                     340                  22,143
         (a)Portal Software, Inc. ..................................................                     710                  45,351
         (a)Priceline.com Incorporated .............................................                     760                  28,868
         (a)Proxicom, Inc. .........................................................                     270                  12,926
         (a)PSINet Inc. ............................................................                     730                  18,341
         (a)Rare Medium Group, Inc. ................................................                     300                   4,744
         (a)Razorfish, Inc. ........................................................                     480                   7,710
         (a)RealNetworks, Inc. .....................................................                     680                  34,382
         (a)Rhythms NetConnections Inc. ............................................                     360                   4,523
         (a)RSA Security Inc. ......................................................                     200                  13,850
         (a)S1 Corporation .........................................................                     230                   5,362
         (a)Sapient Corporation ....................................................                     260                  27,804
         (a)Scient Corporation .....................................................                     320                  14,120
         (a)Software.com, Inc. .....................................................                     200                  25,975
         (a)TIBCO Software Inc. ....................................................                     900                  96,511
         (a)Tumbleweed Communications Corporation ..................................                     120                   6,105
         (a)USinternetworking, Inc. ................................................                     470                   9,606
         (a)Ventro Corporation .....................................................                     200                   3,775
         (a)VeriSign, Inc. .........................................................                     534                  94,251

                                                                                                                         (Continued)

                                                      de Leon INTERNET 100 FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Computer Software & Services - (Continued)
         (a)VerticalNet, Inc. ........................................................                    340             $   12,559
         (a)Vignette Corporation .....................................................                    860                 44,733
         (a)Vitria Technology, Inc. ..................................................                    560                 34,230
         (a)webMethods, Inc. .........................................................                    130                 20,434
         (a)Yahoo! Inc. ..............................................................                    850                105,294
                                                                                                                          ----------
                                                                                                                           2,291,007
                                                                                                                          ----------
       Entertainment - 0.23%
         (a)Ticketmaster Online-CitySearch, Inc. .....................................                    380                  6,056
                                                                                                                          ----------

       Financial - Securities Brokers - 0.80%
         (a)E*TRADE Group, Inc. ......................................................                  1,300                 21,450
                                                                                                                          ----------

       Financial Services - 0.36%
         (a)Ameritrade Holding Corporation ...........................................                    840                  9,765
                                                                                                                          ----------

       Foreign - American Depository Receipts - 3.39% (b)
         (a)Baltimore Technologies plc - ADR .........................................                    900                 14,175
         (a)Freeserve plc - ADR ......................................................                    450                 22,556
         (a)Satyam Infoway Limited -ADR ..............................................                    430                  9,567
         (a)Terra Networks, S.A. - ADR ...............................................                  1,230                 44,857
                                                                                                                          ----------
                                                                                                                              91,155
                                                                                                                          ----------
       Retail - Grocery - 0.38%
         (a)Webvan Group Inc. ........................................................                  1,400                 10,194
                                                                                                                          ----------

       Retail - Specialty Line - 0.21%
         (a)PurchasePro.com, Inc. ....................................................                    140                  5,740
                                                                                                                          ----------

       Telecommunications - 2.39%
         (a)Copper Mountain Networks, Inc. ...........................................                    240                 21,150
         (a)Net2Phone, Inc. ..........................................................                    260                  9,279
         (a)Netro Corporation ........................................................                    230                 13,196
         (a)Verio Inc. ...............................................................                    375                 20,807
                                                                                                                          ----------
                                                                                                                              64,432
                                                                                                                          ----------
       Telecommunications Equipment - 1.86%
         (a)Aether Systems, Inc. .....................................................                    155                 31,775
         (a)Efficient Networks, Inc. .................................................                    250                 18,391
                                                                                                                          ----------
                                                                                                                              50,166
                                                                                                                          ----------

       Total Common Stocks (Cost $3,185,447) .........................................                                     2,621,165
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                      de Leon INTERNET 100 FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 0.14%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ..................................                3,806              $    3,806
            (Cost $3,806)                                                                                                 ----------



Total Value of Investments (Cost $3,189,253 (c)) ......................................                 97.52%            $2,624,971
Other Assets Less Liabilities .........................................................                  2.48%                66,803
                                                                                                       ------             ----------
       Net Assets .....................................................................                100.00%            $2,691,774
                                                                                                       ======             ==========



       (a) Non-income producing investment.

       (b) Foreign securities represent securities issued in the United States markets by non-domestic companies.

       (c) Aggregate cost  for federal income tax purposes is $3,210,135.  Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:



            Unrealized appreciation .........................................................................            $  323,101
            Unrealized depreciation .........................................................................              (908,265)
                                                                                                                         ----------

                            Net unrealized depreciation .....................................................            $ (585,164)
                                                                                                                         ==========


















See accompanying notes to financial statements


                                                      de Leon INTERNET 100 FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            June 30, 2000
                                                             (Unaudited)


ASSETS
       Investments, at value (cost $3,189,253) .........................................................                 $2,624,971
       Income receivable ...............................................................................                        104
       Receivable for investments sold .................................................................                     76,419
       Due from advisor (note 2) .......................................................................                     16,332
                                                                                                                         ----------

            Total assets ...............................................................................                  2,717,826
                                                                                                                         ----------

LIABILITIES
       Accrued expenses ................................................................................                     15,735
       Payable for investment purchases ................................................................                      6,014
       Disbursements in excess of cash on demand deposit ...............................................                      4,303
                                                                                                                         ----------

            Total liabilities ..........................................................................                     26,052
                                                                                                                         ----------

NET ASSETS
       (applicable to 203,982 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                 $2,691,774
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($2,691,774 / 203,982 shares) ...................................................................                     $13.20
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                 $3,176,255
       Undistributed net realized gain on investments ..................................................                     79,801
       Net unrealized depreciation on investments ......................................................                   (564,282)
                                                                                                                         ----------
                                                                                                                         $2,691,774
                                                                                                                         ==========

















See accompanying notes to financial statements


                                                      de Leon INTERNET 100 FUND

                                                       STATEMENT OF OPERATIONS

                                                For the period from September 8, 1999
                                                   (commencement of operations) to
                                                            June 30, 2000



INVESTMENT LOSS

       Income
            Dividends ......................................................................................              $   2,314
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ..............................................................                 12,042
            Fund administration fees (note 2) ..............................................................                  3,088
            Distribution and service fees (note 3) .........................................................                  2,346
            Custody fees ...................................................................................                  7,249
            Registration and filing administration fees (note 2) ...........................................                  5,821
            Fund accounting fees (note 2) ..................................................................                 21,900
            Audit fees .....................................................................................                 10,250
            Legal fees .....................................................................................                 12,183
            Securities pricing fees ........................................................................                  5,661
            Shareholder recordkeeping fees .................................................................                  7,300
            Other accounting fees (note 2) .................................................................                  4,693
            Shareholder servicing expenses .................................................................                  8,800
            Registration and filing expenses ...............................................................                  8,501
            Printing expenses ..............................................................................                  4,863
            Trustee fees and meeting expenses ..............................................................                  5,296
            Other operating expenses .......................................................................                  3,136
                                                                                                                          ---------

                  Total expenses ...........................................................................                123,129
                                                                                                                          ---------

                  Less:
                       Expense reimbursements (note 2) .....................................................                (95,035)
                       Investment advisory fees waived (note 2) ............................................                (12,042)
                                                                                                                          ---------

                  Net expenses .............................................................................                 16,052
                                                                                                                          ---------

                       Net investment loss .................................................................                (13,738)
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

       Net realized gain from investment transactions ......................................................                 93,539
       Decrease in unrealized appreciation on investments ..................................................               (564,282)
                                                                                                                          ---------

            Net realized and unrealized loss on investments ................................................               (470,743)
                                                                                                                          ---------

                  Net decrease in net assets resulting from operations .....................................              $(484,481)
                                                                                                                          =========






See accompanying notes to financial statements


                                                      de Leon INTERNET 100 FUND

                                                 STATEMENT OF CHANGES IN NET ASSETS

                                                For the period from September 8, 1999
                                                   (commencement of operations) to
                                                            June 30, 2000



INCREASE IN NET ASSETS

     Operations
           Net investment loss ..............................................................................           $  (13,738)
           Net realized ogain from investment transactions ..................................................               93,539
           Decrease in unrealized appreciation on investments ...............................................             (564,282)
                                                                                                                        ----------

               Net decrease in net assets resulting from operations .........................................             (484,481)
                                                                                                                        ----------

     Capital share transactions
           Increase in net assets resulting from capital share transactions (a) .............................            3,176,255
                                                                                                                        ----------

                    Total increase in net assets ............................................................            2,691,774

NET ASSETS

     Beginning of period ....................................................................................                    0
                                                                                                                        ----------

     End of period ..........................................................................................           $2,691,774
                                                                                                                        ==========



(a) A summary of capital share activity follows:


                                                                                                ----------              ----------
                                                                                                  Shares                   Value
                                                                                                ----------              ----------

Shares sold ................................................................                       243,642              $3,729,374

Shares redeemed ............................................................                       (39,660)               (553,119)
                                                                                                                        ----------

     Net increase ..........................................................                       203,982              $3,176,255
                                                                                                ==========              ==========















See accompanying notes to financial statements


                                                      de Leon INTERNET 100 FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                For the period from September 8, 1999
                                                   (commencement of operations) to
                                                            June 30, 2000



Net asset value, beginning of period ..................................................................                 $10.00

        Income from investment operations
            Net investment loss .......................................................................                  (0.07)
            Net realized and unrealizedo gain on investments ..........................................                   3.27 (a)
                                                                                                                    ----------

                  Total from investment operations ....................................................                   3.20
                                                                                                                    ----------


Net asset value, end of period ........................................................................                 $13.20
                                                                                                                    ==========


Total return ..........................................................................................                  32.00 %
                                                                                                                    ==========


Ratios/supplemental data

       Net assets, end of period ......................................................................             $2,691,774
                                                                                                                    ==========

       Ratio of expenses to average net assets
            Before expense reimbursements and waived fees .............................................                   7.67 % (b)
            After expense reimbursements and waived fees ..............................................                   1.00 % (b)

       Ratio of net investment loss to average net assets
            Before expense reimbursements and waived fees .............................................                  (7.52)% (b)
            After expense reimbursements and waived fees ..............................................                  (0.85)% (b)


       Portfolio turnover rate ........................................................................                  31.29 %



(a)  The per share amount is not consistent  with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized loss at such time.

(b)  Annualized.









See accompanying notes to financial statements


                            de Leon INTERNET 100 FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The de Leon INTERNET 100 FUND (the "Fund"), an open-ended investment company, is a non-diversified series of shares of beneficial interest of the de Leon Funds Trust (the "Trust"). The Trust was organized on May 19, 1999 as an unincorporated business trust under Delaware law and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation by investing at least 80% in equity securities of the de Leon Internet 100 Index - an index comprised of the 100 largest Internet companies traded on the NYSE, the AMEX, and the NASDAQ stock market. The Fund commenced operations on September 8, 1999. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $13,738 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease net short-term realized gains from investment transactions.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, de Leon Capital Management, L.L.C. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the Fund's average daily net assets.


                                                                     (Continued)
                            de Leon INTERNET 100 FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000


         The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $12,042 ($0.09 per share) and has agreed to reimburse $95,035 of the Fund's operating expenses for the period ended June 30, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $125 million of average daily net assets, 0.150% of average daily net assets for the next $125 million, and 0.125% of average daily net assets over $250 million. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, L.L.C. (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of shares in the Fund or support servicing of shareholder accounts. The Fund incurred $2,346 of such expenses under the Plan for the period from January 10, 2000 (effective date of the plan) to June 30, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $3,715,491 and $623,583, respectively, for the period ended June 30, 2000.

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of de Leon Internet 100 Fund:

We have audited the accompanying statement of assets and liabilities of de Leon Internet 100 Fund (the "Fund"), including the portfolio of investments, as of June 30, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2000, the results of its operations, changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 20, 2000